Exhibit 10.12

September 11th, 2012

GBS Real Estate Fund I, L.L.C.
888 Brickell Key Dr., Unit #1102
Miami, FL 33131

Gentlemen:

The undersigned hereby subscribes to units (“Units”) of GBS Real Estate Fund 1, L.L.C., a Florida limited liability company (the “Fund”), for a purchase price of US$20,000 per Unit and a total purchase price of US $150,000 to be paid pursuant to your wiring instructions as attached hereto as Exhibit “A”.

To induce you to accept this subscription, and acknowledging that you will rely on these representations and warranties, the undersigned represents and warrants as follows:

(a)     The undersigned has received the GBS Real Estate Fund I, L.L.C. Private Placement Memorandum dated March 15th, 2012 with respect to each of the foregoing, the undersigned has reviewed its contents and understands the terms and risks described therein.

(b)     The undersigned understands that the Membership Interests have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and therefore, may not be resold unless they are registered under the Securities Act or unless an exemption from the registration requirements of the Securities Act is available.

(c)     The undersigned acknowledges that the Fund has made available to the undersigned prior to the date hereof and prior to the purchase of any of the Membership Interests, the opportunity to ask questions of and receive answers from the representatives of the Fund concerning the terms and conditions of the sale of the Membership Interests, and to obtain any additional information concerning such sale and the planned future business of the Fund.

(d)     The undersigned is purchasing the Membership Interests for investment for its own account and not with any present view toward resale or other distribution thereof.

(e)     The undersigned is an “accredited investor” as defined in Rule 501 under the Securities Act and as evidenced by the accredited investor questionnaire attached hereto as Exhibit “B”. The undersigned has such knowledge and experience to evaluate the investment and is financially capable experience a complete loss in the investment.

(f)     The undersigned is acquiring the Membership Interests purchased hereunder solely for his or its own account as principal (or if the undersigned is a trust, solely for the beneficiaries thereof), and not for the account or benefit of any U.S. Person or with a view to the distribution thereof.

(g)     The undersigned will not sell, offer for sale, transfer or otherwise convey all or part of the Units to a U.S. Person or for the account or benefit of a U.S. Person prior to the expiration of a one year restricted period commencing on the date of the acceptance of this subscription by the Fund (the “Restricted Period”) unless the Units are registered under the Securities Act or an exemption from such registration requirements is available.

(h)     The undersigned understands that the Membership Interests have not been registered under the U.S. Securities Act or under any state securities laws and that the undersigned agrees to transfer its or his Units only if (i) the Units are duly registered under the U.S. Securities Act and all applicable state securities laws; or (ii) there is an exemption from registration under the U.S. Securities Act, including any exemption from the registration requirements of the U.S. Securities Act which may be available pursuant to Regulation S, and all applicable state securities laws. Prior to any such transfer the Fund may require, as a condition to affecting a transfer of the Units, an opinion of counsel in form and substance satisfactory to the Fund as to the registration or exemption therefrom under the U.S. Securities Act and applicable state securities laws. The Fund is under no obligation to register the Units under the U.S. Securities Act or any applicable state securities laws on its or his behalf or to assist it or him in complying with any exemption from such registration.

(i)     The undersigned understands that all offering materials and documents (other than press releases) used in connection with offers and sales of the Membership Interests prior to the expiration of the Restricted Period shall include statements to the effect that the Membership Interests have not been registered under the U.S. Securities Act and may not be offered or sold in the U.S. or to U.S. persons unless the Units are registered under the U.S. Securities Act, or an exemption from the registration requirements of the U.S. Securities Act is available, and that such statements shall appear in such materials and documents in such places as are required under Regulation S. The Fund will refuse to register any transfer of the Units not made in accordance with Regulation S.

(j)     The undersigned is not purchasing the Membership Interests as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or other publication or broadcast over television or radio in the United States, (ii) any promotional seminar or meeting in the United States, or (iii) any solicitation by a person not previously known to him or it in connection with investments in securities generally.

(k)     The undersigned understands that the offer and sale of the Membership Interests is intended to comply with Regulation S, and that the representations, warranties and agreements he or it makes herein will be relied upon by the Fund in order to comply with Regulation S.

(1)     The undersigned (i) has adequate means of providing for current needs and possible contingencies, and has no need for liquidity of his or its investment in the Fund represented by the Units, (ii) can bear the economic risk of losing the entire investment herein, and (iii) has such knowledge and experience that the undersigned is capable of evaluating the relative risks and merits of this investment.

(m)     The undersigned or his or its attorneys, accountants and other representatives and advisers, if any, (1) have had an opportunity to ask, and, to the extent that the undersigned has considered necessary, have asked questions of, and have received answers from, officers or directors of the Fund or a person or persons acting on their behalf concerning the terms and conditions of this investment and (ii) have been given or afforded access to such additional information which the undersigned has requested, and which is available to the Fund without unreasonable effort or expense, regarding such investment or as may be necessary to verify any information provided to the undersigned by the Fund.

IN WITNESS WHEREOF, the undersigned hereby subscribes for the number of Units set forth above.

URBAN PROPERTIES, LLC

Name of undersigned

888 Brickell Key Drive, #1102,      Miami           FL           33131          USA
Street address                    City          State          ZIP          Country

oab9@gmail.com
Electronic Mail Address

/s/ Oscar Brito

SUBSCRIPTION ACCEPTED:

GBS REAL ESTATE FUND I, L.L.C.

/s/ Karen Suarez
GBS CAPITAL PARTNERS, INC.

Initial Member
Date: 9/11/12